                                                                    Exhibit 99.2

                               SECURITY AGREEMENT
                             (INTELLECTUAL PROPERTY)

      This  SECURITY   AGREEMENT   (INTELLECTUAL   PROPERTY)   (this   "SECURITY
AGREEMENT"),  dated as of July 5, 2007, is entered into by and among SWMX, Inc., a Delaware  corporation  ("SWMX"),  Softwave  Media  Exchange,  Inc., a Delaware
corporation ("SOFTWAVE",  and collectively with SWMX, "GRANTOR"),  and BlueCrest
Capital Finance, L.P., a Delaware limited partnership ("LENDER").

      A. Pursuant to that certain Loan and Security Agreement, dated as of March
23, 2007 (as amended, restated,  supplemented or otherwise modified from time to time,  the "LOAN  AGREEMENT"),  by and between  Grantor  and Lender,  the Lender agreed to extend loans and other  financial  accommodations  to Grantor upon the terms and subject to the conditions set forth therein.

      B. Grantor and Lender have entered into that certain Forbearance Agreement of even date herewith (the "FORBEARANCE AGREEMENT"),  which is conditioned upon, among other things,  receipt by Lender of this Security  Agreement duly executed by Grantor.

                                    AGREEMENT

      In  consideration  of the above  recitals  and for other good and valuable consideration,  the  receipt  and  adequacy  of which are  hereby  acknowledged,
Grantor hereby agrees with Lender as follows:

      1.    DEFINITIONS   AND   INTERPRETATION.   When  used  in  this  Security
Agreement, the following terms shall have the following respective meanings:

            "COLLATERAL" has the meaning given to that term in SECTION 2 hereof.

            "COPYRIGHT  OFFICE" means the United States  Copyright Office or any successor office or agency thereto.

            "COPYRIGHTS"  has the  meaning  given to that term in  ATTACHMENT  1 hereto.

            "FORBEARANCE  AGREEMENT"  has the  meaning  given  to  that  term in
RECITAL B hereof.

            "GRANTOR"  has the  meaning  given to that term in the  introductory paragraph hereof.

            "LENDER"  has the  meaning  given to that  term in the  introductory paragraph hereof.

            "LOAN  AGREEMENT"  has the  meaning  given to that term in RECITAL A hereof.

            "PATENT AND  TRADEMARK  OFFICE"  means the United  States Patent and
Trademark Office or any successor office or agency thereto.

            "PATENT  APPLICATIONS"  means all applications made by, or on behalf of,  Grantor to the  Patent and  Trademark  Office or to any  similar  office or agency  of  any  foreign  country  or  political  subdivision  thereof  for  the registration of Patents.

            "PATENT  REGISTRATIONS" means all Patents registered with the Patent and Trademark Office or with any similar office or agency of any foreign country or political subdivision thereof and all Patent Applications.

            "PATENTS" has the meaning given to that term in ATTACHMENT 1 hereto.

            "SECURED  OBLIGATIONS" means the Borrower's  Liabilities (as defined in the Loan Agreement).

            "SECURITY  AGREEMENT"  means this Security  Agreement  (Intellectual
Property)  and all exhibits and schedules  hereto,  as the same may from time to time be amended, modified, supplemented or restated.

            "TRADE  SECRETS" has the meaning  given to that term in ATTACHMENT 1 hereto.

            "TRADEMARKS"  has the  meaning  given to that term in  ATTACHMENT  1 hereto.

            "UCC" means the Uniform  Commercial  Code as the same may, from time to time, be in effect in the State of New York; PROVIDED,  HOWEVER, in the event that, by reason of mandatory  provisions  of law, any or all of the  attachment, perfection  or priority  of Lender's  security  interest  in any  collateral  is governed by the Uniform  Commercial  Code as in effect in a  jurisdiction  other than the State of New York, the term "UCC" means the Uniform  Commercial Code as in effect in such other  jurisdiction  for  purposes  of the  provisions  hereof relating  to  such  attachment,  perfection  of  priority  and for  purposes  of definitions related to such provisions.

Unless otherwise  defined herein,  all other  capitalized  terms used herein and defined in the Loan Agreement shall have the respective  meanings given to those terms in the Loan  Agreement,  and all terms  defined  in the UCC shall have the respective meanings given to those terms in the UCC.

      2.    GRANT  OF  SECURITY  INTEREST.   Grantor  hereby  assigns,  conveys,
mortgages,  pledges,  grants,  hypothecates and transfers to Lender, as security for the full,  prompt,  complete  and final  payment when due (whether at stated
maturity, by acceleration or otherwise) and prompt performance and observance of all of the Secured Obligations,  and in order to induce the Lender to enter into the  Forbearance  Agreement  a, a security  interest in and to all of  Grantor's right,  title and interest in, to and under the property described in ATTACHMENT
1  hereto,   whether  now  owned  or  hereafter  acquired   (collectively,   the
"COLLATERAL"), which ATTACHMENT 1 is incorporated herein.

      3.    REPRESENTATIONS  AND WARRANTIES.  Grantor represents and warrants to
Lender as follows:

            (a)  Grantor  has good and valid  rights in,  title to or  leasehold interests in each item of the  Collateral  pledged by Grantor  hereunder (or, in the case of  after-acquired  Collateral,  at the time Grantor acquires rights in such after-acquired  Collateral pledged by Grantor  hereunder).  No other Person has (or, in the case of after-acquired  Collateral, at the time Grantor acquires rights therein,  will have) any right, title, claim or interest (by way of lien, purchase  option or  otherwise)  in,  against or to the  Collateral,  other than
Permitted Liens.

            (b) Lender has (or in the case of after-acquired  Collateral, at the time Grantor  acquires  rights  therein,  will have) a first priority  perfected security  interest in the  Collateral,  subject to  Permitted  Liens;  PROVIDED,
HOWEVER,  that Lender must make the filings with the Patent and Trademark Office or  Copyright  Office  contemplated  by this  Security  Agreement to perfect its security interest in Grantor's Patents, Trademarks or Copyrights registered with such offices.

            (c)  Grantor  has full  corporate  power and  authority  to make the conditional assignment and to grant the security interest herein granted.

            (d) Grantor has the sole,  full and  unencumbered  right,  title and interest  in and to (i)  each  of the  Trademarks  described  in  SCHEDULE  A TO
ATTACHMENT  1 hereto for the goods and  services  covered  by the  registrations thereof,  (ii) each of the  Patents  described  in  SCHEDULE B TO  ATTACHMENT  1 hereto, and (iii) each of the Copyrights described in SCHEDULE C TO ATTACHMENT 1 hereto.  Any  registrations  for such  Trademarks  and  Patents  are  valid  and enforceable  and in full  force  and  effect  and none of the  Patents  has been abandoned or dedicated.

            (e)  Grantor  does not own any  Patents,  Trademarks  or  Copyrights registered  in, or the  subject  of  pending  applications  in,  the  Patent and
Trademark  Office  or the  Copyright  Office,  other  than  those  described  in
SCHEDULES A, B, AND C TO ATTACHMENT 1 hereto.

            (f) No claim has been made by any third party and remains unresolved that  any of the  issued  Patents,  Trademarks  or  Copyrights  is  invalid  and unenforceable or violates or may violate the rights of any Person.

            (g) Set forth in  SCHEDULE  D TO  ATTACHMENT  1 hereto is a complete list of all licenses of Patents, Trademarks,  Copyrights and Trade Secrets which
Grantor has granted to any Person.

            (h) Set forth in  SCHEDULE  E TO  ATTACHMENT  1 hereto is a complete list of all licenses of Patents, Trademarks,  Copyrights and Trade Secrets which any  Person  has  granted  to  Grantor  other  than for  standard  off the shelf software.

            (i)  Grantor  has  obtained  from each of its  employees,  officers, directors  and  consultants  who may be  considered  the inventor of  patentable inventions  (invented  within  the  scope  of such  Person's  relationship  with
Grantor)  an  assignment  to such  Grantor  of all  rights  to such  inventions, including Patents.

            (j) Grantor has taken all  commercially  reasonable steps to protect the secrecy and the validity under applicable law of all material Trade Secrets.

      4. COVENANTS OF THE GRANTOR. Grantor hereby agrees as follows:

            (a) Grantor,  at the  Grantor's  expense,  shall  promptly  procure, execute and deliver to Lender all  documents,  instruments  and  agreements  and perform all acts which are necessary, or which Lender may request, to establish, maintain,  preserve,  protect and perfect the  Collateral,  the lien  granted to
Lender therein and the first priority of such lien (subject to Permitted  Liens)
or to enable  Lender to exercise and enforce its rights and  remedies  hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence,  Grantor  shall (i) execute all notices of security  interest for each relevant  type of  intellectual  property in forms  suitable for filing with the
Patent  and  Trademark   Office  or  the  Copyright   Office,   as   applicable,
substantially  in the  forms  of  ATTACHMENTS  2 AND 3  hereto  or  other  forms acceptable  to Lender  and (ii) take all  commercially  reasonable  steps in any proceeding before the Patent and Trademark  Office,  the Copyright Office or any
similar  office  or agency in any other  country  or any  political  subdivision thereof, to diligently  prosecute or maintain,  as applicable,  each application and registration of the Patents, Trademarks and Copyrights,  including filing of renewals,  affidavits of use,  affidavits of  incontestability  and  opposition, interference and cancellation proceedings (except to the extent that the failure to prosecute or maintain or the dedication,  abandonment or invalidation thereof is permitted hereunder or unless Grantor in the exercise of its prudent business judgment  deems  the  failure  to  prosecute  or  maintain  or  the  dedication, abandonment or invalidation to be commercially reasonable).

            (b) Grantor shall not use any Collateral or permit any Collateral to be used in violation of (i) any provision of the Loan  Agreement,  this Security
Agreement or any Other  Agreements,  (ii) any  applicable  governmental  rule or
contractual   obligation,   or  (iii)  any  policy  of  insurance  covering  the
Collateral.

            (c)  Grantor  shall  pay  promptly  when  due all  taxes  and  other governmental  charges,  all liens and all other  charges  (except  to the extent constituting  Permitted  Liens) now or hereafter  imposed  upon,  relating to or affecting any Collateral.

            (d)  Grantor  shall  appear in and defend  any action or  proceeding which may affect its title to or Lender's security interest in the Collateral.

            (e)  Grantor  shall  keep  accurate  and  complete  records  of  the
Collateral  and shall  permit  Lender to examine and make copies of such records and provide such reports and  information  relating to the  Collateral as Lender may request from time to time.

            (f) Grantor shall not sell, encumber,  lease, rent, option,  license or otherwise  dispose of or transfer any Collateral or right or interest therein except as permitted in the Loan Agreement, and Grantor shall keep the Collateral free of all liens except Permitted Liens.

            (g) Grantor (either directly or through  licensees) will continue to use the Trademarks in connection with each and every trademark class of goods or services  applicable to its current line of products or services as reflected in its current  catalogs,  brochures,  price lists or similar materials in order to maintain  the  Trademarks  in full  force  and  effect  free  from any  claim of abandonment  for nonuse,  and Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.  Grantor will not do any act, or omit to do any act, whereby the Patents or Patent  Registrations  may become  abandoned  or dedicated or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any such Patent
Registration may become abandoned or dedicated,  unless Grantor, in the exercise of its  prudent  business  judgment,  deems  any  such  Patent  not to have  any significant commercial value. Grantor will not do any act or omit to do any act, whereby  the  Copyrights  may become  abandoned  or  dedicated  or the  remedies available against potential  infringers weakened unless Grantor, in the exercise of its  prudent  business  judgment,  deems any such  Copyright  not to have any significant commercial value, and shall notify Lender immediately if it knows of any reason or has reason to know that any such Copyright may become abandoned or dedicated.

            (h) Grantor will promptly  notify Lender upon the filing,  either by
Grantor  or  through  any  agent,  employee,  licensee  or  designee,  of (i) an application for the registration of any Patent, Trademark, or Copyright with the
Patent and  Trademark  Office or the Copyright  Office or any similar  office or agency in any other  country  or any  political  subdivision  thereof,  (ii) any assignment  of any Patent or  Trademark,  which Grantor may acquire from a third party,  with the Patent and Trademark  Office or any similar office or agency in any other country or any political  subdivision thereof, or (iii) any assignment of any  Copyright,  which  Grantor  may  acquire  from a third  party,  with the
Copyright  Office or any  similar  office or agency in any other  country or any political subdivision thereof.

            (i) Grantor shall make  application  to (i) the Patent and Trademark
Office to register any unpatented but patentable inventions developed by Grantor or its  employees  or  consultants  (within  the  scope of their  employment  or consulting  relationship),  unless  Grantor,  in the  exercise  of  its  prudent business judgment,  deems any such Patent not to have any significant commercial value or determines that its rights  thereunder are better  preserved as a Trade
Secret,  (ii) the Patent and Trademark  Office to register any  registerable but unregistered  Trademarks  used by Grantor in  connection  with its  products  or services unless Grantor in the exercise of its prudent business judgment,  deems any such Trademark not to have any significant  commercial  value, and (iii) the
Copyright  Office to register any  unregistered  Copyright to which  Grantor has rights unless Grantor in the exercise of its prudent  business  judgment,  deems any such Copyright not to have any  significant  commercial  value or determines that its rights thereunder are better protected as a Trade Secret.

            (j) Grantor shall and shall cause its employees and licensees to (i)
use  proper  statutory  notice  in  connection  with  its  use of  the  Patents,
Trademarks and Copyrights,  (ii) maintain consistent standards of quality in its manufacture  of products  sold under the  Trademarks or provision of services in connection with the Trademarks, and (iii) take all commercially reasonable steps necessary to protect the secrecy and the validity  under  applicable  law of all material Trade Secrets.

            (k) If Grantor learns of any use by any Person of any term or design likely to cause  confusion  with any Trademark,  Grantor shall  promptly  notify
Lender  of such  use and of all  steps  taken  and to be  taken  to  remedy  any infringement of such Trademark.

            (l) Grantor shall  maintain with each employee or consultant who may have access to the Trade  Secrets of Grantor an agreement by which such employee or  consultant  agrees not to disclose such Trade Secrets and with each employee or consultant who may be the inventor of patentable  inventions (invented within
the  scope  of  their  employment  or  consulting   relationship)  an  invention
assignment  agreement requiring such employee or consultant to assign all rights to such inventions,  including, patents and patent applications,  to Grantor and further  requiring  such employee or consultant to cooperate  fully with Grantor and its successors in interest,  including  Lender,  and their  counsel,  in the prosecution  of any  patent  application  or in  any  litigation  involving  the
invention,   whether  such   cooperation  is  required  during  such  employee's
employment  or  such  consultant's   relationship  with  Grantor  or  after  the
termination thereof.

      5.  AUTHORIZED  ACTION  BY  THE  ADMINISTRATIVE   AGENT.   Grantor  hereby
irrevocably  appoints Lender as its  attorney-in-fact and agrees that Lender may perform  (but Lender  shall not be  obligated to and shall incur no liability to
Grantor  or any third  party for  failure  so to do) any act  which  Grantor  is obligated by this Security Agreement to perform, and to exercise such rights and powers as Grantor  might  exercise  with respect to the  Collateral,  including, without  limitation,  the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all royalties, payments, proceeds and other sums and property now or hereafter  payable on or on account of the  Collateral;
(b)  insure,  process,  preserve  and  enforce  the  Collateral;  (c)  make  any compromise or settlement,  and take any action it deems advisable,  with respect to  the  Collateral;  (d)  pay  any  indebtedness  of  Grantor  relating  to the
Collateral;  and (e)  execute  UCC  financing  statements  and other  documents, instruments and agreements required hereunder;  PROVIDED,  HOWEVER,  that Lender shall exercise such powers only after the occurrence and during the  continuance of an Event of Default.  Grantor agrees to reimburse  Lender upon demand for all costs and expenses,  including attorneys' fees, Lender may incur while acting as
Grantor's  attorney-in-fact  hereunder,  all of which  costs  and  expenses  are included in the  Secured  Obligations.  Grantor  agrees that such care as Lender gives to the  safekeeping  of its own  property  of like kind  shall  constitute reasonable  care  of the  Collateral  when  in  Lender's  possession;  PROVIDED,
HOWEVER,  that Lender shall not be required to make any  presentment,  demand or protest,  or give any notice and need not take any action to preserve any rights against  any prior  party or any other  Person in  connection  with the  Secured
Obligations or with respect to the Collateral.

      6. DEFAULT AND  REMEDIES.  Grantor  shall be deemed in default  under this
Security Agreement upon the occurrence and during the continuance of an Event of
Default, as that term is defined in the Loan Agreement. In addition to all other rights and  remedies  granted  to Lender by this  Security  Agreement,  the Loan
Agreement,  the  Other  Agreements,  the UCC and other  applicable  governmental rules,  Lender may, upon the occurrence and during the  continuance of any Event of Default,  exercise any one or more of the following rights and remedies:  (a)
collect,  receive,  appropriate  or realize  upon the  Collateral  or  otherwise foreclose or enforce the Lender's security interests in any or all Collateral in any manner not prohibited by applicable  governmental  rules or in this Security
Agreement;  (b) notify  any or all  licensees  of  Collateral  to make  payments thereon directly to Lender; (c) sell, license or otherwise dispose of any or all
Collateral  at one or more public or private  dispositions,  whether or not such
Collateral  is  present  at the  place of sale,  for cash or  credit  or  future delivery,  on  such  commercially  reasonable  terms  and in  such  commercially reasonable  manner as Lender may  determine;  (d) upon five (5)  Business  Days'
prior  notice to  Grantor,  direct  Grantor  not to make any  further use of the
Patents, the Trademarks (or any mark similar thereto), or the Copyrights (or any work  deriving  therefrom);  (e) upon five (5)  Business  Days' prior  notice to
Grantor,  license,  whether  general,  special or  otherwise,  and whether on an exclusive or nonexclusive  basis, any of the Patents,  Trademarks or Copyrights, throughout  the world for such term or terms,  on such  conditions,  and in such manner, as Lender shall in its sole discretion determine;  (f) enforce (and upon notice to Grantor have the exclusive  right to enforce)  against any licensee or sublicensee  all rights and remedies of Grantor in, to and under any one or more license  agreements  with  respect  to  the  Collateral  (without  assuming  any obligations or liability thereunder), and take or refrain from taking any action under any thereof;  and (g) in addition to the foregoing,  in order to implement the assignment, sale or other disposal of any of the Collateral, pursuant to the authority granted in SECTION 5 hereof, execute and deliver on behalf of Grantor, upon five (5) Business Days' prior notice to Grantor, one or more instruments of assignment  of the Patents,  Trademarks  or Copyrights  (or any  application  or registration thereof), in form suitable for filing, recording or registration in any country.

      7. APPLICATION OF PROCEEDS. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Lender to the Secured  Obligations in any manner  whatsoever as Lender shall choose in its sole and absolute discretion.

      8. INDEMNIFICATION AND RELEASE.

            (a) Grantor assumes all  responsibility  and liability  arising from the use of the Patents,  Trademarks and  Copyrights,  and Grantor hereby jointly and  severally  indemnifies  and  holds  Lender  and  its  directors,  officers, employees,  agents and any of its respective Affiliates ("Indemnitees") harmless from and against any claim, suit, loss, damage or expense (including  attorneys'
fees  and  expenses)  arising  out of or in  connection  with  (i)  any  alleged infringement of any patent, trademark, service mark, trade name, trade secret or copyright  of a third  party or  alleged  defect  in any  product  manufactured, promoted or sold by Grantor (or any Affiliate of Grantor) in connection with any
Patent, Trademark or Copyright, (ii) the manufacture,  promotion, labeling, sale or  advertisement  of any  product or service by Grantor  (or any  Affiliate  of
Grantor), (iii) any action taken or omitted to be taken by Lender hereunder with respect  to any  license  agreement  of  Grantor  or  (iv)  any  claim,  suit or proceeding  instituted  by Grantor  or in which  Grantor  participates.  Grantor agrees that the Indemnities do not assume, and shall have no responsibility for, the  payment of any sums due or to become due under any  agreement  or  contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Grantor,  and Grantor hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto.

            (b) Grantor hereby releases the Indemnitees from any claims,  causes of action and demands at any time  arising out of or with respect to any actions taken or omitted to be taken by Lender  under the powers of attorney  granted in
SECTION 5  hereof,  other  than  actions  or  omissions  determined  by a final, non-appealable  judgment  of a court of  competent  jurisdiction  to have arisen through the gross negligence or willful misconduct of such Indemnitees.

            (c)  Grantor  agrees to cause  Lender  to be named as an  additional insured  with  respect to any policy of  insurance  held by Grantor from time to time covering product liability or intellectual property infringement risk.

            (d) Nothing contained in this SECTION 8 shall, however, be deemed to require Grantor to indemnify or hold harmless any Indemnitee from or against any losses, costs, suits, expenses,  claims or damages to the extent determined by a final,  non-appealable  judgment of a court of  competent  jurisdiction  to have arisen from such Indemnitee's gross negligence or willful misconduct.

      9.    MISCELLANEOUS.

            (a) NOTICES.  Except as  otherwise  specified  herein,  all notices, requests,  demands,  consents,  instructions or other  communications to or upon
Grantor or Lender under this  Security  Agreement  shall be given as provided in
SECTION 9.1 of the Loan Agreement.

            (b)  PARTIAL  INVALIDITY.  If at any  time  any  provision  of  this
Security  Agreement  is or  becomes  illegal,  invalid or  unenforceable  in any respect under the law of any  jurisdiction,  neither the  legality,  validity or enforceability  of the remaining  provisions of this Security  Agreement nor the legality,  validity or  enforceability  of such  provision  under the law of any other jurisdiction shall in any way be affected or impaired thereby.

            (c) HEADINGS.  The section  headings and captions  appearing in this
Security  Agreement are included solely for convenience of reference and are not intended  to  affect  the  interpretation  of any  provision  of  this  Security
Agreement.

            (d) NO WAIVER;  CUMULATIVE  REMEDIES.  Lender  shall not by any act, delay,  omission  or  otherwise  be deemed to have  waived  any of its rights or remedies  hereunder  or under the Loan  Agreement or the Other  Agreements,  nor shall any  single or  partial  exercise  of any  right or  remedy  hereunder  or thereunder on any one or more occasions preclude the further exercise thereof or the exercise of any other right or remedy  hereunder or  thereunder.  The rights and  remedies  hereunder  provided or provided  under the Loan  Agreement or the
Other Agreements are cumulative and may be exercised singly or concurrently, and are not  exclusive of any rights and  remedies  provided by law or by any of the
Other Agreements. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Lender. Unless otherwise specified in any such waiver or consent,  a waiver or consent  given  hereunder  shall be effective  only in the specific instance and for the specific purpose for which given.

            (e)  TIME  IS OF  THE  ESSENCE.  Time  is of  the  essence  for  the performance of each of the terms and provisions of this Security Agreement.

            (f)  REINSTATEMENT.  This  Security  Agreement  shall remain in full force and effect and continue to be effective should any petition be filed by or against  Grantor  for  liquidation  or  reorganization,  should  Grantor  become insolvent  or make an  assignment  for the  benefit  of  creditors  or  should a receiver or trustee be appointed  for all or any  significant  part of Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured  Obligations, or any part thereof,  is,  pursuant to applicable  law,  rescinded or reduced in amount,  or must otherwise be restored or returned by any obligee of the Secured
Obligations,  whether as a "voidable  preference,"  "fraudulent  conveyance," or otherwise,  all as though such payment or performance  had not been made. In the event that any payment, or any part thereof, is rescinded,  reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            (g) TERMINATION OF THIS SECURITY AGREEMENT. Subject to SECTION 9(F),
this  Security  Agreement  shall  terminate  upon the full,  complete  and final payment of the Secured Obligations and the termination of Grantor's  commitments under the Loan Agreement.

            (h)  SUCCESSORS  AND  ASSIGNS.   This  Security  Agreement  and  all
obligations  of Grantor  hereunder  shall be  binding  upon the  successors  and assigns of Grantor,  and shall,  together with the rights and remedies of Lender hereunder,  inure to the benefit of Lender and its successors and assigns except that  Grantor  may not  assign or  transfer  any of its  rights  or  obligations hereunder  without  the prior  written  consent of  Lender.  Any  assignment  or transfer in violation of the foregoing shall be null and void.

            (i)  FURTHER  INDEMNIFICATION.  Grantor  agrees to pay,  and to save
Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise,  sales or other similar taxes which may be payable or determined to be payable with respect to any of the  Collateral or in  connection  with  any of the  transactions  contemplated  by  this  Security
Agreement.

            (j)  AMENDMENTS,  ETC.  No  amendment,   modification,   supplement,
extension, termination or waiver of any provision of this Security Agreement, no approval  or consent  thereunder,  and no consent  to any  departure  by Grantor therefrom, may in any event be effective unless in writing signed by Lender, and then only in the specific  instance and for the specific  purpose  given and any such amendment, modification, supplement, extension, termination or waiver shall be binding  upon Lender and  Grantor;  and,  without the  approval in writing of
Lender, no amendment, modification,  supplement,  termination, waiver or consent may be effective as to the matters set forth in the Loan  Agreement,  including, without limitation, the release of Grantor.

            (k)  ENTIRE  AGREEMENT.   THIS  SECURITY  AGREEMENT  REPRESENTS  THE
COMPLETE AND FINAL  AGREEMENT  AMONG GRANTOR AND LENDER AND SUPERSEDES ALL PRIOR
AGREEMENTS,  WRITTEN  OR  ORAL,  ON THE  SUBJECT  MATTER  HEREOF  AND MAY NOT BE
CONTRADICTED  BY  EVIDENCE  OF  PRIOR,   CONTEMPORANEOUS,   OR  SUBSEQUENT  ORAL
AGREEMENTS OF SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS  BETWEEN OR
AMONG GRANTOR AND LENDER.

            (l) GOVERNING  LAW. This  Security  Agreement  shall be governed by, construed and enforced in accordance  with, the internal law of the State of New
York without  reference  to conflicts of law rules other than Section  5-1401 of the  General  Obligations  Law of the  State of New  York  except  that  matters concerning the validity and perfection of a security  interest shall be governed by the conflict of law rules set forth in the UCC.  Grantor  hereby  consents to the application of New York civil law to the  construction,  interpretation  and enforcement of this Security Agreement, and to the application of New York civil law to the  procedural  aspects  of any  suit,  action  or  proceeding  relating thereto,  including,  but not limited to, legal process,  execution of judgments and other legal remedies.

            (m)  COUNTERPARTS.  This  Security  Agreement may be executed in any number of  identical  counterparts,  any set of which  signed by all the parties hereto  shall be deemed to  constitute  a complete,  executed  original  for all purposes. Transmission by telecopier of an executed counterpart of this Security
Agreement  shall be deemed to  constitute  due and  sufficient  delivery of such counterpart.

            (n) PAYMENTS FREE OF TAXES,  ETC. All payments made by Grantor under this Security  Agreement  shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges,  deductions and  withholdings  (except as  otherwise  provided  in the Loan  Agreement).  In addition,  Grantor  shall pay upon  demand any stamp or other  taxes,  levies or
charges  of  any   jurisdiction   with  respect  to  the  execution,   delivery,
registration,  performance  and  enforcement  of this Security  Agreement.  Upon request by Lender,  Grantor shall furnish  evidence  satisfactory to Lender that all requisite  authorizations and approvals by, and notices to and filings with, governmental  authorities and regulatory  bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

            (o) GRANTORS' CONTINUING LIABILITY. Notwithstanding any provision of this Security  Agreement or any Other Agreement or any exercise by Lender of any of its rights hereunder or thereunder (including,  without limitation, any right to collect or enforce  any  Collateral),  (i)  Grantor  shall  remain  liable to perform its  obligations  and duties in connection  with the Collateral and (ii)
Lender  shall not assume or be  considered  to have  assumed  any  liability  to perform such  obligations  and duties or to enforce any of  Grantor's  rights in connection with the Collateral.

            (p) ADDITIONAL  PROVISIONS.  Grantor hereby  acknowledges and agrees that the jury trial  waiver,  consent to  jurisdiction  and other  provisions in
SECTIONS 9.12 AND 9.13 of the Loan  Agreement  apply to this Security  Agreement and are incorporated herein as though set forth in full.

      IN WITNESS WHEREOF,  this Security  Agreement has been duly executed as of the day and year first above written.

                                    GRANTOR:

                                    SWMX, Inc.,
                                    a Delaware corporation

                                    By:    /s/ Jim Caci
                                           -------------------------------------
                                    Name:  Jim Caci
                                           -------------------------------------
                                    Title: CFO
                                           -------------------------------------

                                    Softwave Media Exchange, Inc.,
                                    a Delaware corporation

                                    By:    /s/ Jim Caci
                                           -------------------------------------
                                    Name:  Jim Caci
                                           -------------------------------------
                                    Title: CFO
                                           -------------------------------------

                                    LENDER:

                                    BlueCrest Capital Finance, L.P.
                                    a Delaware limited partnership

                                    By:  BlueCrest Capital Finance GP, LLC
                                    Its: General Partner

                                         By:    /s/ Mark King
                                                --------------------------------
                                         Name:  Mark King
                                                --------------------------------
                                         Title: Managing Director
                                                --------------------------------